                                                       Registration No. 333-6085
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               __________________


                                 VALUJET, INC.
VALUJET AIRLINES, INC.                                  VALUJET INVESTMENT CORP.
VALUJET MANAGEMENT CORP.                                   VALUJET CAPITAL CORP.
VALUJET CORPORATE PARTNERS, L.P.                                 VALUJET I, LTD.
VALUJET RESERVATION PARTNERS, L.P.                              VALUJET II, LTD.

             (Exact name of registrant as specified in its charter)

                               ________________

    ValuJet, Inc. - Nevada                      4512                        ValuJet, Inc. - 58-2189551
    Other Registrants - *            (Primary Standard Industrial              Other Registrants - *
(State or other Jurisdiction of       Classification Code Number       (I.R.S. Employer Identification No.)
incorporation or organization)


       ValuJet, Inc.                     * See Chart                             Michael D. Acks
1800 Phoenix Boulevard, Suite 126       on following page               1800 Phoenix Boulevard, Suite 126
    Atlanta, Georgia 30349                                                     Atlanta, Georgia 30349
        (770) 907-2580                                                              (770) 907-2580
         Other Registrants - *                                           (Address, including zip code, and
  (Address, including zip code, and                                             telephone number
  telephone number including area code,                                       including area code,
  of registrant's principal executive offices)                               of agent for service)

                           ________________________


                                  Copies to:


                           Robert B. Goldberg, Esq.
                Ellis, Funk, Goldberg, Labovitz & Dokson, P.C.
                      3490 Piedmont Road, N.E., Suite 400
                            Atlanta, Georgia 30305
                                (404) 233-2800



     Approximate date of commencement of proposed sale to the public: November 25, 1996, the date on which the Exchange Offer was consummated pursuant to the terms of this Registration Statement.


     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

                          ___________________________


     THE REGISTRANT HEREBY AMENDS THIS POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                              Cover Page - Page 2


                 Information on Registrants Guaranteeing Notes

====================================================================================================================================

                                                                                                         Address, Including Zip
                                            State or Other               I.R.S.                          Code, and Telephone
                                            Jurisdiction of              Employer                        Number Including Area
                                            Incorporation or             Identification                  Code, of Principal
Name                                        Organization                 No.                             Executive Offices
ValuJet Airlines, Inc.                      Nevada                       88-0290707                      (1)
------------------------------------------------------------------------------------------------------------------------------------

ValuJet Investment Corp.                    Nevada                       88-0339721                      (2)
------------------------------------------------------------------------------------------------------------------------------------

ValuJet Capital Corp.                       Nevada                       88-0339719                      (2)
------------------------------------------------------------------------------------------------------------------------------------

ValuJet Corporate Partners, L.P.            Georgia                      58-2179372                      (1)
------------------------------------------------------------------------------------------------------------------------------------

ValuJet Reservation Partners, L.P.          Georgia                      58-2179373                      (1)
------------------------------------------------------------------------------------------------------------------------------------

ValuJet Management Corp.                    Nevada                       58-2179370                      (1)
------------------------------------------------------------------------------------------------------------------------------------

ValuJet I, Ltd.                             Nevada                       88-0339723                      (2)
------------------------------------------------------------------------------------------------------------------------------------

ValuJet II, Ltd.                            Nevada                       88-0339725                      (2)
====================================================================================================================================

(1) 1800 Phoenix Boulevard, Suite 126, Atlanta, Georgia 30349; telephone (770) 907-2580

(2) 6900 Westcliff Drive, Suite 505, Las Vegas, Nevada 89128; telephone (702) 256-4332

     The Registrant hereby deregisters $2,492,000 of principal amount of the Company's 10 1/4% Senior Notes due 2001, which were not issued in connection with the Exchange Offer referenced above.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 27th day of February, 1997.

                                    VALUJET, INC.


                                    By:       /s/  ROBERT L. PRIDDY
                                       ---------------------------------------
                                       Robert L. Priddy, Chairman of the
                                       Board and Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of February, 1997.



     /s/   ROBERT L. PRIDDY                       Chairman of the Board
  ----------------------------------------
             Robert L. Priddy                      (principal executive
                                                   officer) and Director


     /s/   LEWIS H. JORDAN *                      President and Director
  ----------------------------------------
             Lewis H. Jordan


     /s/   STEPHEN C. NEVIN                       Senior Vice President-
  ----------------------------------------
             Stephen C. Nevin                      Finance (principal
                                                   financial officer)


     /s/   MICHAEL D. ACKS                        Controller (principal
  ----------------------------------------
             Michael D. Acks                       accounting officer)


     /s/   DON L. CHAPMAN *                       Director
  ----------------------------------------
             Don L. Chapman


     /s/   TIMOTHY P. FLYNN *                     Director
  ----------------------------------------
             Timothy P. Flynn


     /s/   MAURICE J. GALLAGHER, JR. *            Director
  ----------------------------------------
             Maurice J. Gallagher, Jr.



* By:       /s/ Robert L. Priddy
      ------------------------------------
      Robert L. Priddy, as
      Attorney-in-Fact

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 27th day of February, 1997.

                                    VALUJET AIRLINES, INC.


                                    By:       /s/   D. JOSEPH CORR
                                       ----------------------------------------
                                         D. Joseph Corr, President and Chief
                                              Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of February, 1997.



     /s/   D. JOSEPH CORR                        President (principal executive
  ------------------------------------------
               D. Joseph Corr                     officer) and Director


     /s/   LEWIS H. JORDAN *                     Chairman of the Board
  ------------------------------------------
               Lewis H. Jordan                    and Director


     /s/   STEPHEN C. NEVIN                      Senior Vice President-
  ------------------------------------------
               Stephen C. Nevin                   Finance (principal
                                                  financial officer)


     /s/   MICHAEL D. ACKS                       Controller (principal
  ------------------------------------------
               Michael D. Acks                      accounting officer)



     /s/   DON L. CHAPMAN *                      Director
  ------------------------------------------
               Don L. Chapman


     /s/   TIMOTHY P. FLYNN *                    Director
  ------------------------------------------
               Timothy P. Flynn


     /s/   MAURICE J. GALLAGHER, JR. *           Director
  ------------------------------------------
               Maurice J. Gallagher, Jr.


     /s/   ROBERT L. PRIDDY                      Director
  ------------------------------------------
               Robert L. Priddy


* By:   /s/    Robert L. Priddy
      --------------------------------------
      Robert L. Priddy, as
      Attorney-in-Fact

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 27th day of February, 1997.

                                    VALUJET INVESTMENT CORP.


                                    By:          /s/   ROBERT L. PRIDDY
                                       -----------------------------------------
                                          Robert L. Priddy, Chairman of the
                                          Board and Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of February, 1997.



     /s/   ROBERT L. PRIDDY                      Chairman of the Board
  ------------------------------------------
              Robert L. Priddy                   (principal executive
                                                 officer) and Director



     /s/   MAURICE J. GALLAGHER, JR. *           President and Director
  ------------------------------------------
              Maurice J. Gallagher, Jr.



     /s/   STEPHEN C. NEVIN                      Secretary/Treasurer
  ------------------------------------------
              Stephen C. Nevin                   (principal financial
                                                 officer) and Director



     /s/   MICHAEL D. ACKS                       Assistant Secretary (principal
  ------------------------------------------
              Michael D. Acks                    accounting officer)




* By:   /s/    Robert L. Priddy
      --------------------------------------
      Robert L. Priddy, as
      Attorney-in-Fact

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 27th day of February, 1997.

                                    VALUJET CAPITAL CORP.


                                    By:      /s/   STEPHEN C. NEVIN
                                       -----------------------------------------
                                         Stephen C. Nevin, Vice President


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of February, 1997.



     /s/   MAURICE J. GALLAGHER, JR. *          President (principal executive
  ---------------------------------------
              Maurice J. Gallagher, Jr.         officer) and Director



     /s/   STEPHEN C. NEVIN                     Vice President (principal
  ---------------------------------------
              Stephen C. Nevin                  financial officer) and Director


     /s/   MICHAEL D. ACKS                      Secretary/Treasurer
  ---------------------------------------
              Michael D. Acks                   (principal accounting officer)


* By:       /s/   Stephen C. Nevin
      -----------------------------------
      Stephen C. Nevin, as
      Attorney-in-Fact

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 27th day of February, 1997.

                                    VALUJET MANAGEMENT CORP.


                                    By:          /s/   ROBERT L. PRIDDY
                                       -----------------------------------------
                                          Robert L. Priddy, Chairman of the
                                          Board and Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of February, 1997.



     /s/   ROBERT L. PRIDDY                   Chairman of the Board
  ---------------------------------------
              Robert L. Priddy                (principal executive officer) and
                                              Director



     /s/   LEWIS H. JORDAN *                  President and Director
  ---------------------------------------
              Lewis H. Jordan



     /s/   STEPHEN C. NEVIN                   Secretary/Treasurer
  ---------------------------------------
              Stephen C. Nevin                (principal financial officer) and
                                              Director


     /s/   MICHAEL D. ACKS                    Assistant Secretary
  ---------------------------------------
              Michael D. Acks                 (principal accounting officer)


* By:    /s/   Robert L. Priddy
      -----------------------------------
      Robert L. Priddy, as
      Attorney-in-Fact

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 27th day of February, 1997.

                                    VALUJET I, LTD.


                                    By:        /s/   MICHAEL D. ACKS
                                       -----------------------------------------
                                       Michael D. Acks, Secretary/Treasurer
                                       (principal financial and accounting
                                       officer)


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of February, 1997.



     /s/   MAURICE J. GALLAGHER, JR. *        President (principal executive
  --------------------------------------
             Maurice J. Gallagher, Jr.        and Director officer)



     /s/   MICHAEL D. ACKS                    Secretary/Treasurer
  --------------------------------------
              Michael D. Acks                 (principal accounting officer)


* By:       /s/    Michael D. Acks
      ----------------------------------
      Michael D. Acks, as
      Attorney-in-Fact

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 27th day of February, 1997.

                                    VALUJET II, LTD.


                                    By:        /s/    STEPHEN C. NEVIN
                                       -----------------------------------------
                                       Stephen C. Nevin, Secretary/Treasurer
                                       (principal financial and accounting
                                       officer)


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of February, 1997.



     /s/   MAURICE J. GALLAGHER, JR. *      President (principal executive
  --------------------------------------
              Maurice J. Gallagher, Jr.     officer) and Director



     /s/   STEPHEN C. NEVIN                 Secretary/Treasurer
  --------------------------------------
             Stephen C. Nevin               (principal accounting officer)



* By:   /s/   STEPHEN C. NEVIN
      ----------------------------------
      Stephen C. Nevin, as
      Attorney-in-Fact

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 27th day of February, 1997.

                                    VALUJET CORPORATE PARTNERS, L.P.


                                    By:          /s/   ROBERT L. PRIDDY
                                       ----------------------------------------
                                       Robert L. Priddy, Chairman of the
                                       Board and Chief Executive Officer of
                                       ValuJet Management Corp., General
                                       Partner


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of February, 1997.



     /s/   ROBERT L. PRIDDY                 Chairman of the Board
  --------------------------------------
              Robert L. Priddy              Chairman of the Board executive
                                            officer) and Director of ValuJet
                                            Management Corp., General Partner



     /s/   LEWIS H. JORDAN  *               President and Director
  --------------------------------------
              Lewis H. Jordan               of ValuJet Management Corp.,
                                            General  Partner


     /s/   STEPHEN C. NEVIN                 Secretary/Treasurer
  --------------------------------------
              Stephen C. Nevin              (principal financial officer) of
                                            ValuJet Management Corp., General
                                            Partner


     /s/   MICHAEL D. ACKS                  Assistant Secretary
  --------------------------------------
              Michael D. Acks               (principal accounting officer) of
                                            ValuJet Management Corp., General
                                            Partner


* By:    /s/    Robert L. Priddy
     ----------------------------------
     Robert L. Priddy, as
     Attorney-in-Fact

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 27th day of February, 1997.

                                    VALUJET RESERVATION PARTNERS, L.P.


                                    By:          /s/   ROBERT L. PRIDDY
                                       -----------------------------------------
                                       Robert L. Priddy, Chairman of the
                                       Board and Chief Executive Officer of
                                       ValuJet Management Corp., General
                                       Partner



    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of February, 1997.



     /s/   ROBERT L. PRIDDY                  Chairman of the Board
  --------------------------------------
              Robert L. Priddy               (principal executive officer) and
                                             Director of ValuJet Management
                                             Corp., General Partner



     /s/   LEWIS H. JORDAN  *                President and Director
  --------------------------------------
              Lewis H. Jordan                of ValuJet Management Corp.,
                                             General Partner


     /s/   STEPHEN C. NEVIN                  Secretary/Treasurer
  --------------------------------------
              Stephen C. Nevin               (principal financial officer) of
                                             ValuJet Management Corp., General
                                             Partner


     /s/   MICHAEL D. ACKS                   Assistant Secretary
  --------------------------------------
              Michael D. Acks                (principal accounting officer) of
                                             ValuJet Management Corp., General
                                             Partner


* By:     /s/    Robert L. Priddy
     ----------------------------------
     Robert L. Priddy, as
     Attorney-in-Fact